SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

Intellect Neurosciences, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-128226	20-8329066
(Commission File Number)	(I.R.S. Employer Identification No.)

550 Sylvan Ave., Suite 101 Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

(201) 608-5101

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

July 2014 Financing

On July 25, 2014, (the “Closing Date”) Intellect Neurosciences, Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) whereby the Company issued to the Investors (i) an aggregate 1,200 shares of Series F Convertible Preferred Stock and (ii) warrants (the “Warrants”) to purchase an aggregate of 2.4 billion shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company (the “Financing”). The private placement was conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder.

The Series F Preferred Stock has a right to liquidation preference and is convertible at any time into shares of the Common Stock of the Company at a conversion price of $0.001, subject to adjustment. Each share of Series F Preferred Stock has a stated value of $1,000 (the “Stated Value”) and accrues a dividend of 8% of the Stated Value per annum, which is payable annually on June 30th in cash or, at the holder’s option, in Common Stock, or a combination thereof. The Series F Preferred Stock has no voting rights and holders thereof shall vote together with holders of Common Stock on an as converted basis. The Warrants are exercisable for a period of five (5) years from the date of issuance and are exercisable into shares of Common Stock of the Company at an exercise price of $0.001 per share, subject to adjustment.

In connection with the Financing, the Board of Directors (the “Board”) of the Company approved the filing of a Certificate of Designations, Preferences and Rights of Series F Convertible Preferred Stock (the “Series F Certificate of Designation”), which was filed with and accepted by the Secretary of State of the State of Delaware on July 22, 2014. Pursuant to the Series F Certificate of Designation, the Company established a new series of 25,000 shares, par value $0.001 per share, of Series F Convertible Preferred Stock (the “Series F Preferred Stock”).

On July 25, 2014, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors under which the Company agreed to prepare and file with the SEC and maintain the effectiveness of a “resale” registration statement (the “Registration Statement”) pursuant to Rule 415 under the Securities Act providing for the resale of (a) all of the shares of Common Stock issuable upon conversion in full of the Series F Preferred Stock, (b) all shares of Common Stock issuable as dividends on the Series F Preferred Stock, (c) all of the shares of Common Stock issuable upon exercise of the Warrants and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (collectively, the “Registrable Securities”).

Under the terms of the Registration Rights Agreement, the Company is required to file a Registration Statement with the SEC within 115 days after the Closing Date and declared effective by the SEC not later than 180 days from the Closing Date. The Registration Rights Agreement also grants holders of Registrable Securities customary piggy back rights during any time there is not an effective registration statement providing for the resale of the Registrable Securities.

In connection with the Financing, the Company filed a (i) Certificate of Amendment to the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”), (ii) Certificate of Amendment to the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (the “Series C Certificate of Designation”), (iii) Certificate of Amendment to the Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock (the “Series D Certificate of Designation”) and (iv) Certificate of Amendment to the Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock (the “Series E Certificate of Designation”).

In connection with the Financing, the Company and a majority of each Series B, Series C, Series D and Series E Preferred Stock, by written consent, agreed to the amendment of each respective series as follows, effective as of the Closing Date:

Series B Preferred Stock	•	Eliminate the ratchet provision for subsequent issuances of securities.

Series C Preferred Stock	•	The conversion price per share of Common Stock shall be $0.005.
	•	Eliminate the ratchet provision for subsequent issuances of securities.

Series D Preferred Stock	•	The conversion price per share of Common Stock shall be $0.005.
	•	Eliminate the ratchet provision for subsequent issuances of securities.

Series E Preferred Stock	•	Eliminate the ratchet provision for subsequent issuances of securities.

Series B, Series C, Series D and Series E Preferred Stock	•	Waive the covenant of the Company:
		o	to refrain from issuing any shares of capital stock senior to or on parity with each series of preferred stock, and
		o	to reserve and keep available unissued shares of Common Stock for the purpose of effecting the conversion of the shares of each series of preferred stock for a period of six (6) months from the Closing Date.

In connection with the Financing, pursuant to consents and waivers obtained from holders of the Company’s outstanding convertible promissory notes (the “Promissory Notes”) their respective Promissory Notes were amended as follows, effective upon the issuance of one or more shares of Series F Preferred Stock: (i) eliminate the ratchet provision for subsequent issuances of securities going forward, (ii) waive the covenant of the Company to reserve and keep available unissued shares of Common Stock for the purpose of effecting the conversion of the Promissory Notes and (iii) provide that the conversion price shall be $0.005, but for two (2) of the holders holding an aggregate of $4,417,802 of Promissory Notes, the conversion price shall be equal to $0.00032 per share of Common Stock and $0.00055 per share of Common Stock.

In connection with the Financing, the holders of the Company’s outstanding warrants, exclusive of the Warrants issued as part of the Financing, (the “Outstanding Warrants”) agreed as follows, effective upon the issuance of one or more Series F Preferred Stock: (i) eliminate the ratchet provision for subsequent issuances of securities going forward, (ii) waive the covenant of the Company to reserve and keep available unissued shares of Common Stock for the purpose of effecting the conversion of the Outstanding Warrants for a period of six (6) months from the Closing Date and (iii) provide that the exercise price of the Outstanding Warrants be the effective price per share, upon cashless exercise, shall be 50% of the fair market value of the Common Stock on the date of exercise.

In connection with the Financing, the Company (i) satisfied by cash payment $300,000 of principal and accrued interest on outstanding promissory notes of a certain investor and (ii) purchased from such investor convertible preferred stock, and dividends accrued thereon, having an aggregate stated value of $16,750,000 for the total consideration of $100.

The foregoing descriptions of the Financing, related agreements and materials do not purport to be complete and are qualified in their entirety by reference to the complete text of the (i) the form of Purchase Agreement filed as Exhibit 10.1 hereto, (ii) the form of Registration Rights Agreement filed as Exhibit 10.2 hereto, (iii) the form of Warrant filed as Exhibit 4.1 hereto and (iv) the Certificate of Designation of the Series F Convertible Preferred Stock, filed as Exhibit 3.1 hereto, each of which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01

Item 3.03 Material Modification to Rights of Security Holders

See Item 1.01

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Financing, the Board appointed Elliot Maza as Chief Executive Officer and Chairman in addition to serving in his current role as Chief Financial Officer and Director.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 1.01

Item 5.07 Submission of Matters to a Vote of Security Holders

See Item 1.01

Item 7.01 Regulation FD Disclosure.

On July 31, 2014, the Company issued a press release to announce the completion of the Financing and other corporate events in connection therewith. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Certificate of Designation of the Series F Convertible Preferred Stock, filed with the Delaware Secretary of State on July 22, 2014.

3.2	Certificate of Amendment to the Series B Convertible Preferred Stock, filed with the Delaware Secretary of State on July 22, 2014.

3.3	Certificate of Amendment to the Series C Convertible Preferred Stock, filed with the Delaware Secretary of State on July 22, 2014.

3.4	Certificate of Amendment to the Series D Convertible Preferred Stock, filed with the Delaware Secretary of State on July 22, 2014.

3.5	Certificate of Amendment to the Series E Convertible Preferred Stock, filed with the Delaware Secretary of State on July 22, 2014.

4.1	Form of Warrant.

10.1	Securities Purchase Agreement, dated July 25, 2014, between the Company and the Signatories named therein.

10.2	Registration Rights Agreement, dated July 25, 2014, between the Company and the Signatories named therein.

99.1	Press Release dated July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2014	INTELLECT NEUROSCIENCES, INC.

	By:	/s/ Elliot Maza
Name: Elliot Maza
Title: Chief Executive Officer